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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 MAY 17, 1999
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              Date of Report (date of earliest event reported):



                             INFERENCE CORPORATION
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            (Exact name of Registrant as specified in its charter)


       California                      000-26334                 953436352
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               100 Rowland Drive
                           Novato, California  94945
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                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (415) 893-7200



                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 2.    Acquisition Or Disposition Of Assets.
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     On April 30, 1999, Inference Corporation, a Delaware corporation (the
"Company"), acquired all of the outstanding capital stock of Verix Software, a California corporation ("Verix"), a developer of Web direct sales applications for e-commerce companies, from its shareholders in exchange for the issuance by the Company of 197,092 shares of Common Stock. The purchase price was paid to the shareholders of Verix in proportion to their holdings of the capital stock of Verix. The acquisition was completed by means of a merger of the Company's wholly-owned subsidiary, Inference Acquisition Corporation, a Delaware corporation, with and into Verix, with Verix remaining as the surviving corporation.

Item 7.  Financial Statements And Exhibits.
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     (a)  Financial Statements of Business Acquired.
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          It is impracticable for us to provide the required financial statements for the business acquired at the time of filing this report, but we will file such required financial statements, if required pursuant to this item and Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

     (b)  Pro Forma Financial Information.
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          It is impracticable for us to provide the required pro forma financial information for the business acquired at the time of filing this report, but we will file such required pro forma financial information, if required pursuant to this item and Article 11 of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

     (c)  Exhibits.
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          2.1  Agreement and Plan of Reorganization by and among Inference
               Corporation, Inference Acquisition Corporation and Verix Software dated as of April 30,1999.

               Certain exhibits and schedules to the Agreement are listed on page (iii) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 1999

                                    INFERENCE CORPORATION
                                    A Delaware Corporation

                                    By: /s/ Mark A. Wolf
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                                        Mark A. Wolf
                                        Vice President and
                                        Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit Number        Description of Exhibit
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    2.1               Agreement and Plan of Reorganization by and among
                      Inference Corporation, Inference Acquisition Corporation and Verix Software dated as of April 30,1999

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